UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 5, 2001



                        FELCOR LODGING TRUST INCORPORATED
             (Exact name of registrant as specified in its charter)



        Maryland                          1-14236               72-2541756
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
      incorporation)                                       Identification No.)



                 545 E. John Carpenter Freeway
                          Suite 1300
                        Irving, Texas                             75062
           (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:  (972) 444-4900



          (Former name or former address, if changed since last report)



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Item 5. Other Events and Regulation FD Disclosure

         FelCor Lodging Trust Incorporated, a Maryland corporation ("FelCor"), issued a press release dated as of December 5, 2001, relating to the announcement of Michael A. DeNicola as Executive Vice President and Chief Investment Officer. This press release is filed with this report as Exhibit 99.1.

         Additionally, FelCor issued a press release dated as of February 6, 2002, relating to the operating results for the fourth quarter ended December 31, 2001. This press release is filed with this report as Exhibit 99.2.



Item 7.  Financial Statement and Exhibits

(a)      Financial statements of businesses acquired.

         Not applicable.

         (b) Pro forma financial information.

         Not applicable.

         (c) Exhibits.

         The following exhibits are furnished in accordance with Item 601 of Regulation S-K:

     Exhibit
     Number                   Description of Exhibit
------------------ ---------------------------------------------------

     99.1            Press Release dated as of December 5, 2001
     99.2            Press Release dated as of February 6, 2002








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FELCOR LODGING TRUST INCORPORATED



Date:   March 25, 2002           By:    /s/  Lawrence D. Robinson
                                    -------------------------------------------
                                 Name:    Lawrence D. Robinson
                                 Title:   Executive Vice President and
                                          General Counsel











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                               INDEX TO EXHIBITS



     Exhibit
     Number                   Description of Exhibit
------------------ ---------------------------------------------------

     99.1            Press Release dated as of December 5, 2001
     99.2            Press Release dated as of February 6, 2002